                                                                    Exhibit 99.2

This Statement on Form 3 is filed by: (i) Spartan Acquisition Sponsor III LLC;
(ii) AP Spartan Energy Holdings III, L.P.; (iii) Apollo ANRP Advisors III, L.P.;
(iv) Apollo ANRP Capital Management III, LLC; (v) APH Holdings, L.P. and (vi)
Apollo Principal Holdings III GP, Ltd.

Name of Designated Filer: Spartan Acquisition Sponsor III LLC
Date of Event Requiring Statement: February 8, 2021
Issuer Name and Ticker or Trading Symbol: Spartan Acquisition Corp. III [SPAQ]

                                        SPARTAN ACQUISITION SPONSOR III
                                        LLC

                                        By:AP Spartan Energy Holdings III, L.P.,
                                           its sole member

                                           By: Apollo ANRP Advisors III, L.P.,
                                               its general partner

                                               By: Apollo ANRP Capital
                                                   Management III, LLC,
                                                   its general partner

                                                   By: APH Holdings, L.P.,
                                                       its sole member

                                                       By:Apollo Principal
                                                          Holdings III GP, Ltd.,
                                                          its general partner

                                                          By:/s/ Joseph D.Glatt
                                                             -------------------
                                                          Name: Joseph D. Glatt
                                                          Title:Vice President

                                        AP SPARTAN ENERGY HOLDINGS III, L.P.

                                        By: Apollo ANRP Advisors III, L.P.,
                                            its general partner

                                            By: Apollo ANRP Capital Management
                                                III, LLC,
                                                its general partner

                                                By:APH Holdings, L.P.,
                                                   its sole member

                                                   By: Apollo Principal Holdings
                                                       III GP, Ltd.,
                                                       its general partner

                                                       By: /s/ Joseph D. Glatt
                                                           ---------------------
                                                       Name: Joseph D. Glatt
                                                       Title: Vice President

                                        APOLLO ANRP ADVISORS III, L.P.

                                        By:Apollo ANRP Capital Management III,
                                           LLC,
                                           its general partner

                                           By: APH Holdings, L.P.,
                                               its sole member

                                               By: Apollo Principal Holdings
                                                   III GP, Ltd.,
                                                   its general partner

                                                   By:    /s/ Joseph D. Glatt
                                                          ----------------------
                                                   Name:  Joseph D. Glatt
                                                   Title: Vice President

                                        APOLLO ANRP CAPITAL MANAGEMENT
                                        III, LLC

                                        By: APH Holdings, L.P.,
                                            its sole member

                                            By:Apollo Principal Holdings III GP,
                                               Ltd.,
                                               its general partner

                                               By:    /s/ Joseph D. Glatt
                                                      --------------------------
                                               Name:  Joseph D. Glatt
                                               Title: Vice President

                                        APH HOLDINGS, L.P.

                                        By: Apollo Principal Holdings III GP,
                                            Ltd.,
                                            its general partner

                                            By:    /s/ Joseph D. Glatt
                                                   -----------------------------
                                            Name:  Joseph D. Glatt
                                            Title: Vice President

                                        APOLLO PRINCIPAL HOLDINGS III GP,
                                        LTD.

                                        By:    /s/ Joseph D. Glatt
                                               ---------------------------------
                                        Name:  Joseph D. Glatt
                                        Title: Vice President